Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended October 29, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Woodhouse, Chairman and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 6, 2010	By:	/s/Michael A. Woodhouse
Michael A. Woodhouse,
Chairman and Chief Executive Officer

Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended October 29, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, N.B. Forrest Shoaf, Senior Vice President, Secretary and Chief Legal Officer and Interim Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 6, 2010	By:	/s/N.B. Forrest Shoaf
N.B. Forrest Shoaf,
Senior Vice President, Secretary, Chief Legal
Officer and Interim Chief Financial Officer